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                                                                     EXHIBIT 4.1





COMMON STOCK                                                  COMMON STOCK
  NUMBER                                                         SHARES
    CC

                                                      SEE REVERSE FOR STATEMENTS
INCORPORATED UNDER THE LAWS                     RELATING TO RIGHTS, PREFERENCES,
OF THE STATE OF DELAWARE                     PRIVILEGES AND RESTRICTIONS, IF ANY

                               CENTENE CORPORATION

                                                       CUSIP

This Certifies that

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

                               CENTENE CORPORATION

transferable on the books of the Corporation in person or by duty authorized attorney on surrender of this Certificate properly endorsed. This Certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.
   WITNESS the facsimile signatures of the duly authorized officers of the Corporation.

Dated:

SECRETARY                                    PRESIDENT & CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
   TRANSFER AGENT AND REGISTRAR

BY

                                                            AUTHORIZED SIGNATURE

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                               CENTENE CORPORATION

      The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as the tenants in common      UNIF GIFT MIN ACT-_______Custodian______
TEN ENT - as tenants by the entireties                   (Cust)          (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
          survivorship and not as tenants           Act_________________________
          in common                                            (State)
                              UNIF TRF MIN ACT - ______Custodian (until age____)
                                                 (Cust)
                                                 ________under Uniform Transfers
                                                 (Minor)
                                                 to Minors Act__________________
                                                                   (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
[                               ]

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________


                                 X______________________________________________

                                 X______________________________________________

                         Notice: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATIONS OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By_________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.